Exhibit 10.1

CoBank

Rural America’s Cooperative Bank

P.O Box 5110

Denver, Colorado 80217

5500 South Quebec Street

Greenwood Village, Colorado 80111

Phone: (303) 740-4000

Fax: (303) 694-5851 (Closing Dept.)

April 26, 2007

Mr. Ed Irion, CFO

Dakota Growers Pasta Company, Inc.

One Pasta Avenue

Carrington, North Dakota  58421-0021

RE:         Temporary Extension of Term Loan Supplement RIE539T07 / CIF # 38031300

Dear Mr. Irion:

The term of the commitment under your existing Term Loan Supplement numbered RIE539T07 has been extended from April 30, 2007, up to and including May 31, 2007, to allow you additional time to advance funds.  All other terms of the supplement will remain the same until such date that a new and/or replacement supplement is executed by your company and CoBank.

It is important that you keep this letter with your original loan documentation.

Should you have any questions, please contact Jeff Doorenbos at (800) 282-4150, (ext. 77932).

Sincerely,

/s/ Rebecca S. Kennedy

Assistant Corporate Secretary